BlackRock Advantage Global Fund, Inc.

BlackRock Allocation Target Shares

BATS: Series C Portfolio

BATS: Series S Portfolio

BlackRock Balanced Capital Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund

BlackRock Advantage ESG Emerging Markets Equity Fund

BlackRock Advantage ESG International Equity Fund

BlackRock China A Opportunities Fund

BlackRock Defensive Advantage Emerging Markets Fund

BlackRock Defensive Advantage International Fund

BlackRock Defensive Advantage U.S. Fund

BlackRock Exchange Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Short Obligations Fund

BlackRock Tactical Opportunities Fund

BlackRock SMID-Cap Growth Equity Fund

BlackRock Total Factor Fund

iShares Developed Real Estate Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Dynamic High Income Portfolio

BlackRock Managed Income Fund

BlackRock Multi-Asset Income Portfolio

BlackRock Retirement Income 2030 Fund

BlackRock Retirement Income 2040 Fund

BlackRock Funds III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2025 Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

iShares MSCI Total International Index Fund

iShares S&P 500 Index Fund

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Income Fund

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Sustainable High Yield Bond Fund

BlackRock U.S. Government Bond Portfolio

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund

BlackRock Funds VII, Inc.

BlackRock Asian Dragon Fund

BlackRock Global Allocation Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Value Series, Inc.

BlackRock Mid-Cap Value Fund

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Series Fund II, Inc.

BlackRock U.S. Government Bond Portfolio

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock International Index V.I. Fund

BlackRock International V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

BlackRock Variable Series Funds II, Inc.

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Managed Account Series

BlackRock GA Disciplined Volatility Equity Fund

BlackRock GA Dynamic Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 22, 2021

to the Statement of Additional Information of each Fund (each, an “SAI”), as supplemented to date

Effective immediately, the following change is made to each Fund’s SAI:

The section entitled “Investment Risks and Considerations—Investment in Emerging Markets—China Investments Risk” in Part II of each Fund’s SAI is deleted in its entirety and replaced with the following:

China Investments Risk.

Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

The Chinese government has taken positions that prevent the U.S. Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB- registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.

The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Funds.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on its economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.

From time to time and in recent months, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.

Risk of Investing through Stock Connect. China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.

A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. There is no certainty as to how the current regulations will be applied or interpreted going forward, and new or revised regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. In addition, there can be no assurance that Stock Connect will not be discontinued. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

The Funds may also invest in Chinese companies listed on U.S. exchanges, such as ADRs or variable interest entities (“VIEs”), which are subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese operating companies listed on U.S. exchanges are often structured as VIEs. Instead of directly owning the equity securities of a Chinese company, a VIE enters into service contracts and other contracts with the Chinese company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Risk of Investing in the China Interbank Bond Market through Bond Connect. A Fund may invest directly in the domestic bond market in the PRC (the “China Interbank Bond Market”) through the northbound trading of Bond Connect (“Bond Connect”). Bond Connect is an initiative launched in July 2017 for mutual bond market access between the PRC and Hong Kong, established by the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd (“CDCC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited (“HKEX”) and Central Moneymarkets Unit (“CMU”). Under the prevailing regulations in the PRC, eligible foreign investors are allowed to invest in the bonds circulated in the China Interbank Bond Market through Bond Connect. Eligible foreign investors may submit trade requests for bonds circulated in the China Interbank Bond Market through offshore electronic bond trading platforms (such as Tradeweb), which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in the PRC. The approved onshore dealer(s) will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.

The settlement and custody of bonds traded in the China Interbank Bond Market under Bond Connect will be effected through the settlement and custody link between CMU, as an offshore custody agent, and CDCC and SCH, as onshore custodians and clearing institutions in the PRC. Under the settlement link, CDCC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction in August 2018 of delivery versus payment (DVP) settlement in respect of Bond Connect, the movement of cash and securities is carried out simultaneously on a real-time basis. Pursuant to the prevailing regulations in the PRC, CMU, as the offshore custody agent recognized by the Hong Kong Monetary Authority, will open omnibus nominee accounts with the onshore custody agent recognized by the People’s Bank of China (i.e., CDCC and SCH). All bonds traded by eligible foreign investors through Bond Connect will be registered in the name of CMU, which will hold such bonds as a nominee owner. Therefore, a Fund will be exposed to custody risks with respect to CMU. In addition, as the relevant filings, registration with the People’s Bank of China, and account opening have to be carried out by third parties, including CMU, CDCC, SCH, and CFETS, a Fund is subject to the risks of default or errors on the part of such third parties.

The precise nature and rights of a Fund as the beneficial owner of the bonds traded in the China Interbank Bond Market through CMU as nominee is not well-defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law are also uncertain.

Market volatility and potential lack of liquidity due to low trading volume of certain bonds in the China Interbank Bond Market may result in prices of certain bonds traded on such market fluctuating significantly. A Fund investing in such market is therefore subject to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and a Fund may therefore incur significant costs and may suffer losses when selling such investments. The bonds traded in the China Interbank Bond Market may be difficult or impossible to sell, which may impact a Fund’s ability to acquire or dispose of such securities at their expected prices.

Investing in the China Interbank Bond Market through Bond Connect is also subject to regulatory risks. The relevant rules and regulations are subject to change, which may have potential retrospective effect, and there can be no assurance that Bond Connect will not be discontinued or abolished. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant authorities suspend account opening or trading on the China Interbank Bond Market, a Fund’s ability to invest in the China Interbank Bond Market will be adversely affected and limited. In such event, the Fund’s ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, the Fund may suffer substantial losses as a result. Further, if Bond Connect is not operating, a Fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the Fund’s performance.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the China Interbank Bond Market through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement systems.

Bond Connect trades are settled in Chinese currency, the RMB, which is currently restricted and not freely convertible. As a result, a Fund will be exposed to currency risk, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB.

Tax Risk. Under prevailing tax regulations, a 10% withholding tax is imposed on PRC-sourced dividends and interest from non-government bonds paid to a Fund unless the rate is reduced under an applicable tax treaty. From May 1, 2016, Value Added Tax (“VAT”) is levied on certain income derived by a Fund, including interest income from non-government bonds and trading gains, unless specifically exempted by the PRC tax authorities. VAT exemptions currently apply to debt securities traded in the China Interbank Bond Market.

On November 22, 2018, the PRC’s Ministry of Finance and State Administration of Taxation jointly issued Circular 108 providing foreign institutional investors with a temporary exemption from withholding income tax and VAT with respect to interest income derived from non-government bonds in the domestic bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC tax treatment with respect to non-government bond interest derived prior to November 7, 2018.

There is a risk the PRC tax authorities may withdraw the temporary tax exemptions in the future and seek to collect withholding income tax and VAT on interest income from non-government bonds to a Fund without prior notice. If the tax exemptions are withdrawn, any taxes arising from or to a Fund may be directly borne by or indirectly passed on to the Fund and may result in a substantial impact to its NAV. As with any NAV adjustment, investors may be advantaged or disadvantaged depending on when the investors purchased or sold shares of the Fund.

Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to a Fund. BlackRock will keep the provisioning policy for tax liability under review and may, in its discretion from time to time, make a provision for potential tax liabilities if in its opinion such provision is warranted or as further publicly clarified by the PRC.

Shareholders should retain this Supplement for future reference.

SAI-GLOBAL-0921SUP